UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2006

IndyMac MBS, Inc.

(as depositor under the  Pooling and Servicing Agreement, to be dated as of June 1, 2006, providing for the issuance of  the IndyMac MBS, Inc., IndyMac INDB Mortgage Loan Trust 2006-1, Asset-Backed Certificates, Series INDB 2006-1)

    IndyMac MBS, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-132042 (Commission File Number)	95-4791925 (I.R.S. Employer Identification No.)

155 North Lake Avenue, Pasadena, California 91101

(Address of principal executive offices, with zip code)

(800) 669-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material for the depositor and/or sponsor consisting of certain loan information is provided on the following exhibit attached to this Form 8-K:

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant’s IndyMac INDB Mortgage Loan Trust 2006‑1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IndyMac MBS, INC.

By:    /s/ Victor Woodworth

      Victor Woodworth, Vice President

Dated:  September 21, 2006

Exhibit Index

Exhibit Number	Description
99.1	Certain information concerning the mortgage loans prepared in connection with the Registrant’s IndyMac INDB Mortgage Loan Trust 2006‑1.